                                                                    Exhibit 99.2


                                6 Regency Court
                          Baltimore, Maryland  21208

                              December 24, 2001

BY HAND DELIVERY

Mr. Harvey B. Grossblatt, Secretary
Universal Security Instruments, Inc.
7-A Gwynns Mill Court
Owings Mills, Maryland  21117

Dear Mr. Grossblatt:

As the holders of a majority of the outstanding shares of common stock of Universal Security Instruments, Inc. (the "Corporation"), the undersigned request that you promptly call a special meeting of stockholders of the Corporation pursuant to Section 2 of Article I of the Amended Bylaws of the Corporation. The purpose of the meeting will be:

1. To remove all of the Directors of the Corporation who are in office at the date and time of the special meeting; and

2. To elect three Directors to serve until the next annual meeting of stockholders and until their successors have been elected and have qualified.

Each of us certifies that he or she is the record or beneficial owner of the number of shares of the Corporation's common stock set after our respective signatures. Attached to this request are eight letters from Cede & Co., the holder of record of shares of the Corporation's common stock beneficially owned by certain of the undersigned, joining the undersigned in their request on behalf of the beneficial owners of 189,650 shares.

Please promptly inform us of the reasonably estimated cost of preparing and mailing a notice of the meeting by sending that information to Michael L. Kovens, 6 Regency Court, Baltimore, Maryland 21208. If you have any questions, please call Mr. Kovens at (410) 653-0330 or (410) 960-7006. Please promptly acknowledge receipt of this demand letter by stamping the date of receipt on the enclosed copy of this letter and returning it in the enclosed, postage-prepaid, self-addressed envelope.

Yours truly,

                                                Owned of Record or Beneficially
                                                -------------------------------

/s/ Michael L. Kovens                                         285,264
------------------------
Michael L. Kovens

                                  Exhibit 2-1

Mr. Harvey B. Grossblat
December 24, 2001
Page 2


                                                Owned of Record or Beneficially
                                                -------------------------------


 /s/ Cheryl Kovens                                             4
---------------------------------
Cheryl Kovens


/s/ Cheryl Kovens                                             695
---------------------------------
Cheryl Kovens C/F
Melissa Anne Kovens UGMA/MD


/s/ Melissa Anne Kovens
---------------------------------
Melissa Anne Kovens


/s/ Michael L. Kovens                                         2,100
---------------------------------
Michael L. Kovens C/F
Melissa Anne Kovens UGMA/MD


/s/ Melissa Anne Kovens
---------------------------------
Melissa Anne Kovens


/s/ Melissa Anne Kovens                                       2,250
---------------------------------
Melissa Anne Kovens


/s/ Edward Barry Kovens                                       4,845
---------------------------------
Edward Barry Kovens


/s/ A. Victor Kovens                                          1,284
---------------------------------
A. Victor Kovens

                                 Exhibit 2-2

Mr. Harvey B. Grossblat
December 24, 2001
Page 3


                                                Owned of Record or Beneficially
                                                -------------------------------





/s/ Rochelle Joy Kovens                                       4,845
----------------------------------
Rochelle Joy Kovens


/s/ Bruce H. Paul                                           121,325
----------------------------------
Bruce H. Paul



/s/ Amy Paul                                                  2,500
----------------------------------
Amy Paul



/s/ Jason S. Paul                                            30,000
----------------------------------
Jason S. Paul



/s/ Ryan L. Paul                                             13,250
----------------------------------
Ryan L. Paul



/s/ Arlene Paul                                               5,500
----------------------------------
Arlene Paul


                                  Exhibit 2-3

Mr. Harvey B. Grossblat
December 24, 2001
Page 4



                                                Owned of Record or Beneficially
                                                -------------------------------

/s/ Harvey Sorkin                                            9,000
----------------------------------
Harvey Sorkin



THE JOANNA PAUL TRUST,
     HOWARD SORKIN, TRUSTEE



By:/s/ Howard Sorkin                                         7,000
----------------------------------
      Howard Sorkin, Trustee



THE MATHEW PAUL TRUST,
     HOWARD SORKIN, TRUSTEE



By:/s/ Howard Sorkin                                         2,500
----------------------------------
      Howard Sorkin, Trustee


/s/ Donna Sorkin                                             9,000
----------------------------------
Donna Sorkin

                                  Exhibit 2-4